UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 1, 2020
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Building B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2020, Establishment Labs Holdings Inc. (the “Company”), through a wholly owned subsidiary, Motiva Italy S.r.l. (“ESTA Italy”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Orion Trading S.r.l. (the “Seller”) to purchase certain assets from the Seller relating to Seller’s distribution business of the Company’s products in Italy. The assets purchased included all existing inventory previously sold by the Company to the Seller and all customer relationships and contracts. The aggregate purchase price for the assets purchased was the aggregate sum of book value of the inventory at the time of the transaction, estimated to be six hundred eighty-two thousand and thirty-one euros (€682,031), subject to certain adjustments as set forth in the Asset Purchase Agreement, a cash payment of two hundred eighty-eight thousand euros (€288,000) for customer relationships and contracts and, if applicable, a cash payment equal to the true-up value of the inventory not to exceed one hundred thousand euros (€100,000).

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2020, Establishment Labs Holdings Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three and six months ended June 30, 2020 and recent corporate highlights. A copy of the press release is furnished herewith as Exhibit 99.1.*
* The information in Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company issued a press release on August 6, 2020 announcing the transactions contemplated by the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement by and between Motiva Italy S.r.l. and Orion Trading S.r.l. dated as of August 1, 2020
99.1	Press Release of Establishment Labs Holdings Inc. dated August 6, 2020.
99.2	Press Release of Establishment Labs Holdings Inc. dated August 6, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	August 6, 2020	By:	/s/ Renee M. Gaeta
		Name:	Renee M. Gaeta
		Title:	Chief Financial Officer